Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant		[X]

Filed by a Party other than the Registrant		[ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement		[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Section 240.14a-12

WILSHIRE MUTUAL FUNDS, INC.
(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

WILSHIRE MUTUAL FUNDS, INC.

March 29, 2011

Dear Stockholder:

The Wilshire Mutual Funds, Inc. (the “Fund”) will hold an Annual Meeting of stockholders on April 27, 2011.  At the Annual Meeting, you will be asked to elect eight nominees to the Board of Directors.  The enclosed Proxy Statement describes each of the nominee’s qualifications and other relevant information.  Please take time to read the enclosed materials.  After you review the enclosed materials, we ask that you vote FOR the proposal.

To vote, you may use any of the following methods:

•    By Mail.  Please complete, date and sign the enclosed proxy card for each Portfolio of the Fund in which you own shares and mail it in the enclosed, postage-paid envelope.

•    By Internet.  Have your proxy card(s) available.  Go to the website listed on the proxy card.  Enter your control number from your proxy card.  Follow the instructions on the website.

•    By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card.  Follow the recorded instructions.

•    In Person.  Any stockholder who attends the meeting in person may vote by ballot at the meeting.

We encourage you to vote through the Internet or by telephone using the control number that appears on your proxy card(s). Your vote is very important.  If you have any questions regarding the proxy statement, please call 1-888-200-6796.  Thank you for voting promptly and your continued investment in the Fund.

Sincerely,

/s/ Jamie B. Ohl
Jamie B. Ohl
President
Wilshire Mutual Funds, Inc.

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting your Fund, which will require your vote.

Q.	What are stockholders being asked to vote on at the upcoming annual meeting on April 27, 2011?

A.	At the annual meeting, you will be voting on a proposal to elect directors to the Board of Directors of the Wilshire Mutual Funds, Inc. (the “Fund”).

Q.	Who are being nominated to serve as Directors?

A.
There are eight nominees, seven of whom currently serve as Directors of the Fund (the “Current Directors”) and five of whom have previously been elected by stockholders.  All eight nominees serve as members of the Board of the Wilshire Variable Insurance Trust (the “Trust”), an investment company in the same fund complex.  Wilshire Associates Incorporated serves as the investment adviser and sponsor of both the Fund and the Trust.

Q.	How does the Board recommend that I vote?

A.	The Fund’s Board recommends that you vote FOR each of the nominees.

Q.	How do I vote?

A.	You can vote by mail, telephone, via the Internet or in person at the Meeting.

Q.	Who is entitled to vote at the meeting?

A.      Stockholders of record as of the close of business on March 1, 2011 are entitled to vote at the Meeting for the election of Directors.  All eligible stockholders are encouraged to vote.

Q.	How many votes are needed to approve the Proposal?

A.      Directors are elected by a plurality of the votes cast by the holders of shares of the Fund’s common stock present in person or represented by proxy at a meeting at which a quorum is present. One-third (33⅓ %) of the shares of the Fund entitled to vote, present in person or represented by proxy, will constitute a quorum for purposes of voting for the election of Directors. For purposes of the election of Directors, abstentions will not be considered votes cast, and do not affect the plurality vote required for the election of Directors.

WILSHIRE MUTUAL FUNDS, INC.

Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Wilshire 5000 IndexSM Fund
Wilshire Large Cap Core 130/30 Fund

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF WILSHIRE MUTUAL FUNDS, INC.
To be held on April 27, 2011

To the Stockholders:

Notice is hereby given that an Annual Meeting of Stockholders (the “Meeting”) of each of the Portfolios listed above (each a “Portfolio” and collectively, the “Portfolios”) of Wilshire Mutual Funds, Inc. (the “Fund”) will be held at the offices of Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California on Wednesday, April 27, 2011 at 9:00 a.m., Pacific Time, for the purposes of considering and voting upon the following:

1.	The election of eight Directors (Proposal 1); and

2.	Any other business that may properly come before the Meeting, or any adjournment thereof.

The Board recommends that you vote “FOR” Proposal 1.

Stockholders of record at the close of business on March 1, 2011 will be entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof.

By Order of the Board of Directors

Reena S. Lalji
Secretary

March 29, 2011

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY.  IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

WILSHIRE MUTUAL FUNDS, INC.

Large Company Growth Portfolio
Large Company Value Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Wilshire 5000 IndexSM  Fund
Wilshire Large Cap Core 130/30 Fund

PROXY STATEMENT
For the Annual Meeting of Stockholders
to be held on April 27, 2011

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of the Wilshire Mutual Funds, Inc. (the “Fund”), on behalf of each of its series named above (each a “Portfolio” and collectively, the “Portfolios), to be voted at the Annual Meeting of stockholders (the “Meeting”) of the Fund to be held at 9:00 a.m. Pacific time, on Wednesday, April 27, 2011, at the offices of Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), 1299 Ocean Avenue, Suite 700, Santa Monica, California, or such later time as may be necessary by any and all adjournments of the Meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and as described in greater detail in this Proxy Statement.

You are entitled to vote at the Meeting and at any adjournment(s) if you owned shares of any Portfolio at the close of business on March 1, 2011 (the “Record Date”).  The date of the first mailing of the proxy cards and this Proxy Statement to stockholders will be on or about April 5, 2011.

The Board is soliciting proxies from stockholders of each of the Portfolios with respect to the following Proposals:

1.	To elect eight Directors of the Fund; and

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting.  Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the stockholders.  If proxy cards have been executed, but no instructions are given, such proxies will be voted “FOR” the election of each nominee in Proposal 1.

Stockholders are entitled to one vote per share held.  Stockholders of each Portfolio will vote together for the election of Board members.  It is important that if you are a stockholder of more than one Portfolio, you vote each proxy card you receive.

Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet.  If you vote by telephone or over the Internet, you will be asked to enter a Control Code that has been assigned to you, which is printed on your proxy card.  This Control Code is designed to confirm your identity, provide access to the voting site and confirm that your instructions are properly recorded.

The Fund is an open-end management investment company organized as a corporation under the laws of the State of Maryland on July 30, 1992.  The principal executive offices of the Fund and each Portfolio are located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. Copies of each Portfolio’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund c/o DST Systems, Inc. at 430 W. 7th Street, Kansas City, MO 64105 or by calling toll-free 1-888-200-6796.

Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), whose principal business address is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401, serves as the investment adviser and sponsor of the Fund.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY
MATERIALS

THIS PROXY STATEMENT AND COPIES OF EACH PORTFOLIO’S MOST
RECENT ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT
www.wilfunds.com.

PROPOSAL 1:  ELECTION OF DIRECTORS

The purpose of this Proposal (the “Proposal”) is to elect eight members to the Board of Directors.  The Board of Directors oversees the operation and management of each of the Portfolios and meets regularly to review the business and activities of the Portfolios.

The Board is requesting that stockholders of the Portfolios vote for the full slate of nominees. Nominees receiving a plurality vote shall be elected.

The eight (8) individuals shown below have been nominated for election to the Board of the Fund.  The individuals named as proxies on your proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy card.  All of the nominees listed below have consented to serve as Directors, if elected.  However, if any nominee should become unavailable for election due to events not known or anticipated, the individuals named as proxies will vote for such other nominees as the current Board may recommend.

The following nominees are currently members of the Fund’s Board:  Messrs. Lawrence R. Davanzo, Roger A. Formisano, Richard A. Holt and George J. Zock and Mses. Margaret M. Cannella, Suanne K. Luhn and Harriet A. Russell.  The Board recommended that Mr. Edward Gubman be elected to the Board.  Mr. Gubman will take office once he is elected by stockholders of the Fund.  The following are the names of the nominees, their ages and principal occupations during the past five years and other board memberships.  The address of each nominee is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age of Director/Nominee	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios/ Funds in Complex to be Overseen by Director/ Nominee	Other Directorships/ Trusteeships
Independent Directors/Nominees
Margaret M. Cannella, 59	Director	Since 2011	Adjunct Professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JPMorgan Securities, Inc. and Managing Director, Head US Corporate Research, JP Morgan Securities, Inc.	15
Wilshire Variable Insurance Trust (9 funds); Schroder Series Trust; Schroder Global Series Trust; Schroder Capital Funds (Delaware); CHF Finance International (for profit joint venture of the World Bank and CHF); Advanced Pierre Foods; Princeton-in-Asia

Roger A. Formisano, 62	Director	Since 2006	Vice President, University Medical Foundation, 2006 to Present; formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC.	15	Integrity Mutual Insurance Company, Wilshire Variable Insurance Trust (9 funds)
Edward Gubman, 59	Nominee for Director	N/A	Founder and Principal, Strategic Talent Solutions	15	Wilshire Variable Insurance Trust (9 funds)
Richard A. Holt, 68	Director	Since 2006	Retired; formerly Senior Relationship Manager, Scudder Insurance Asset Management	15	Wilshire Variable Insurance Trust (9 funds)
Suanne K. Luhn, 55	Director	Since 2008	Retired; formerly, Chief Compliance Officer, Bahl & Gaynor (investment adviser)(1990-2006)	15	Wilshire Variable Insurance Trust (9 funds)
Harriet A. Russell, 68	Director	Since 2006	President, Greater Cincinnati Credit Union; formerly Vice President, Cincinnati Board of Education; formerly teacher, Walnut Hills High School.	15	Greater Cincinnati Credit Union Board; Wilshire Variable Insurance Trust (9 funds)
George J. Zock, 60	Director, Chairperson of the Board	Since 2006	Independent Consultant; formerly Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	15	Wilshire Variable Insurance Trust (9 funds)

Interested Director
Lawrence E.Davanzo2, 57	Director	Since 2005	President, Wilshire Associates Incorporated, (October 2007 to Present); Senior Managing Director, Wilshire Associates Incorporated (2004 to 2007); President, Wilshire Variable Insurance Trust (2005 to 2010); President, Wilshire Mutual Funds, Inc. (2005 to 2010)	15	Wilshire Variable Insurance Trust (9 funds)

1
Each Director serves until the next Stockholders’ Meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than the May 1 following his or her 70th birthday.

2	Mr. Davanzo is an interested person because of his position with the Fund’s investment adviser, Wilshire Associates Incorporated.

Board Considerations

All of the nominees, except Mr. Gubman and Mses. Cannella and Luhn, were last elected by stockholders to the Fund’s Board on February 8, 2006. Ms. Luhn, an independent Board member, was appointed to the Board effective February 1, 2008. Ms. Luhn was recommended by Mr. Holt. Ms. Cannella, an independent Board member, was appointed to the Board effective January 1, 2011.  Ms. Cannella was recommended by Mr. Zock. Mr. Gubman’s election to the Board would be effective upon stockholder approval.  Mr. Gubman was recommended by Mr. Formisano. If elected, Mr. Gubman would serve as an independent Board member.

In all three cases, the Nominating Committee nominated each Board member candidate to the Board.  Prior to each nomination being made, the Nominating Committee met with the candidate and reviewed the candidate’s background and qualifications to serve on the Board.  The Nominating Committee concluded that each candidate was well qualified to serve on the Board and would ably represent the stockholders’ interests.

Qualifications and Experience

The following is a summary of the experience, qualifications, attributes and skills of each nominee that supports the conclusion that each nominee should serve as a Director in light of the Fund’s business and structure. References to the qualifications, attributes and skills of the nominees are disclosed pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”) and do not constitute holding out of the Board or any nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margaret M. Cannella.  Ms. Cannella has served as a Director since 2011. Ms. Cannella is retired from JPMorgan Securities, Inc., where she served as Managing Director and Head of Global Credit Research and Equity and Credit Strategy from 2007 to 2009, Managing Director and Head of US Equity and Equity Research from 2005 to 2007, and Managing Director and Head of US Credit Research from 1998 to 2004.  Prior to joining JPMorgan Securities, Inc., Ms. Cannella served as Managing Director and Head of Global Research at Citigroup. Ms. Cannella currently serves on the Board of Trustees of Wilshire Variable Insurance Trust, Schroder Series Trust, Schroder Global Series Trust and Schroder Capital Funds (Deleware). Ms. Cannella is also currently on the Board of Directors of Advanced Pierre Foods, a portfolio company of Oaktree Capital Partners, where she serves as Audit Committee chair, and she is a member of the Board of Directors of CHF Finance International, a for profit joint venture of the World Bank and CHF that provides micro finance lending. Ms. Cannella is also past Chair of Women in Leadership at Princeton University, and past Chair and current Trustee of Princeton-in-Asia. Ms. Cannella has been a member of the Council on Foreign Relations since 1999. She also serves as an adjunct professor at Columbia Business School and designs and teaches credit markets development programs at JPMorgan and the Federal Reserve Bank.

Roger A. Formisano.  Mr. Formisano has served as Director of the Fund since 2006 and is chairperson of the Audit Committee. He also has served as a board member of other funds in the Wilshire funds complex since 2002. Mr. Formisano is Vice President of the University Medical Foundation, University of Wisconsin, and Founder and Principal of R.A. Formisano & Company, LLC. He also serves on the Boards of Integrity Mutual Insurance Company and Unity Health Insurance Company. Previously, Mr. Formisano was a Professor and Director of the Center for Leadership and Applied Business at the University of Wisconsin - School of Business and was Chief Operating Officer from 1992 to 1999 of United Wisconsin Services (UWZ), a NYSE listed company. The Board of the Fund has determined that Mr. Formisano is an “audit committee financial expert” as defined by the SEC.

Edward Gubman, PhD.  Mr. Gubman has served as a Trustee of the Trust since 2011.  Mr. Gubman is a founding partner of Strategic Talent Solutions, a consulting firm that helps executives with leadership development, talent management and employee engagement. Prior to founding Strategic Talent Solutions in 2004, Mr. Gubman served as a consultant with his own firm, Gubman Consulting, from 2001-2003 where he consulted with clients on leadership and talent management. Mr. Gubman worked at Hewitt Associates from 1983 to 2000 in Account Management and as Global Practice Leader where he specialized in talent management and organizational effectiveness. Mr. Gubman is the author of The Talent Solution: Aligning Strategy and People to Create Extraordinary Business Results and The Engaging Leader:  Winning with Today’s “Free Agent” Workforce. He is also the Executive Editor of People & Strategy, The Journal of the Human Resource Planning Society since 2008 and is a lecturer in executive education, MBA, MILR and physician leadership programs at The University of Chicago, Cornell University, The University of Dayton, Indiana University, Northwestern University, the University of Minnesota and the University of Wisconsin. From 2009 to the present, Mr. Gubman has served as a Board member, Assistant Treasurer and Chair of the Personnel Committee of the Jewish Family Service of the Desert, and in 2008 served as Advisor to the Presidential Transition Team on the Social Security Administration and as a committee member, National Policy Committee on Retirement Security from 2007 to 2008. Mr. Gubman  served as Chair of the Publications Committee of The Human Resource Planning Society since 2008, and as a Board member of The Human Resource Planning Society from 2005 to 2008.

Richard A. Holt.  Mr. Holt has served as Director of the Fund since 2006 and is chairperson of the Investment Committee. He also has served as a board member of other funds in the Wilshire funds complex since 1998. Mr. Holt held various senior positions in the investment management industry, including serving as a Director of Scudder, Stevens & Clark, Inc. and as Senior Relationship Manager with its division, Scudder Insurance Asset Management, until 1998.

Suanne K. Luhn.  Ms. Luhn has served as Director of the Fund since 2008. Ms. Luhn currently serves on the Board of Trustees of Wilshire Variable Insurance Trust. From 1990 to 2006, she served as Chief Compliance Officer at Bahl & Gaynor, an investment advisory firm. Ms. Luhn served as a portfolio manager from 1983-1990, first at Baldwin United Company and later at Scudder, Stevens & Clark, Inc., where she was Director, Socially Responsive Investment Team, Member, Scudder Insurance Asset Management and Member, Institutional Fixed Income Portfolio Management. Ms. Luhn also has experience as Director of Municipal Institutional Sales for Seasongood & Mayer and as Head Trader for Equity and Fixed Income for Scudder, Stevens & Clark, Inc. Ms. Luhn has an MBA in finance.

Harriet A. Russell.  Ms. Russell has served as Director of the Fund since 2006 and is chairperson of the Contract Review Committee. Ms. Russell also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1974 to 1983 and 1992 to 1996. Ms. Russell is President of the Greater Cincinnati Credit Union and also serves on its Board. Ms. Russell has served as Vice President for the Cincinnati Board of Education and was a teacher at Walnut Hills High School.

George J. Zock.  Mr. Zock has served as Director of the Fund and chairperson of the Board since 2006. He is chairperson of the Nominating Committee. Mr. Zock also has served as a board member of other funds in the Wilshire funds complex since 1996 and was a board member of the predecessor funds to those funds from 1995 to 1996. Mr. Zock, a certified public accountant, is currently an independent consultant and is a member of the Illinois CPA Society. Mr. Zock has held senior executive positions with the Horace Mann Life Insurance Company and Horace Mann Service Corporation, serving as Executive Vice President from 1997 to 2003.

Lawrence E. Davanzo.  Mr. Davanzo has served as Director since 2005 and as President of the Fund from 2005 to 2010. He is also chairperson of the Valuation Committee. Mr. Davanzo has served as a Trustee  since 2005, and as President from 2005 to 2010 of Wilshire Variable Insurance Trust. Mr. Davanzo has served as President of the Adviser since 2007 and served as Senior Managing Director of the Adviser from 2004 to 2007. Mr. Davanzo served as Managing Director of Guggenheim Partners from August 2004 to October 2004 and was an independent investor from 2001 to 2004. He also served as President of Investor Force Securities from 2000 to 2001 and was the Managing Director and founder of Asset Strategy Consultants, an investment consulting firm, from 1991 to 2000.

Evaluation of Potential Nominees/Diversity

The Fund’s Nominating Committee (see Nominating Committee below) generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Fund’s Nominating Committee Charter is attached as Exhibit B to this proxy statement.

Leadership Structure

The Fund’s Board of Directors manages the business affairs of the Fund. The Directors establish policies and review and approve contracts and their continuance. The Directors regularly request and/or receive reports from the Adviser, the Fund’s other service providers and the Fund’s Chief Compliance Officer (“CCO”). The Board is comprised of seven Directors, six of whom (including the chairperson) are independent Directors. The independent chairperson, who serves as a spokesperson for the Board, is primarily responsible for facilitating communication among the Directors and between the Board and the officers and service providers of the Fund and presides at meeting of the Board. In conjunction with the officers and legal counsel, the independent chairperson develops agendas for Board meetings that are designed to be relevant, prioritized, and responsive to Board concerns. The Board has established five standing committees. The Audit Committee is responsible for monitoring the Fund’s accounting policies, financial reporting and internal control system; monitoring the work of the Fund’s independent accountants and providing an open avenue of communication among the independent accountants, Fund management and the Board. The Nominating Committee is primarily responsible for the identification and recommendation of individuals for Board membership and for overseeing the administration of the Fund’s Governance Guidelines and Procedures. The Valuation Committee oversees the activities of the Adviser’s Pricing Committee and fair values Fund securities. The Investment Committee monitors performance of the Portfolios and the performance of the Adviser and sub-advisers. The Contract Review Committee coordinates the annual consideration of advisory, sub-advisory and distribution contracts and the 12b-1 distribution plan. The Fund’s day-to-day operations are managed by the Adviser and other service providers. The Board and the committees meet periodically throughout the year to review the Fund’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers. The Board has determined that the Fund’s leadership structure is appropriate given the number, size and nature of the portfolios in the fund complex.

During the fiscal year ended December 31, 2010, the Board held four regularly scheduled meetings. Each Current Director, with the exception of Ms. Cannella who became a Board member on January 1, 2011, attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible.

Risk Oversight

Consistent with its responsibility for oversight of the Fund and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Adviser and other service providers to the Portfolios have implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Fund and other service providers.

The Board requires senior officers of the Fund, including the President, Treasurer and CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Treasurer reports regularly to the Audit Committee on the Fund’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s CCO, including separate meetings with the Independent Directors in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Fund’s compliance program. In addition, the Investment Committee receives reports from the Adviser on the performance of the Portfolios and the Valuation Committee receives valuation reports and minutes from the Adviser’s Pricing Committee meetings. The Board also receives reports from the Fund’s primary service providers on a periodic or regular basis, including the Adviser and subadvisers to the Portfolios as well as the Fund’s custodian, administrator/fund accounting agent, distributor and transfer agent. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Board Committees

The Board of Directors of the Fund has five standing committees – an Audit Committee, Investment Company, Contract Review Committee, Nominating Committee and Valuation Committee.

Audit Committee.  The Audit Committee held three meetings in 2010. The current members of the Audit Committee include Messrs. Formisano (chairperson) and Zock. If elected, Mr. Gubman will serve as a member of the Audit Committee. A copy of the Fund’s Audit Committee Charter, which describes the Audit Committee’s purposes, duties and responsibilities, is attached as Exhibit A to this Proxy Statement.

Nominating Committee. The Nominating Committee held four meetings in 2010. The current members of the Nominating Committee, all of whom are Independent Directors, include Messrs. Zock (chairperson) and Formisano and Ms. Luhn. Pursuant to the Fund’s Governance Procedures, stockholders may submit suggestions for Board candidates to the Nominating Committee, which will evaluate candidates for Board membership by forwarding their correspondence by U.S. mail or courier service to the Fund’s Secretary for the attention of the chairperson of the Nominating Committee.

Investment Committee.  The Investment Committee held four meetings in 2010.  The current members of the Investment Committee, all of whom are Independent Directors, include Mr. Holt (chairperson) and Mses. Cannella, Luhn and Russell.

Contract Review Committee.  The Contract Review Committee held four meetings in 2010. The current members of the Contract Review Committee, all of whom are Independent Directors, include Mses. Russell (chairperson), Cannella and Luhn and Messrs. Formisano, Holt, and Zock. If elected, Mr. Gubman will serve as a member of the Contract Review Committee.

Valuation Committee. The Valuation Committee held four meetings in 2010. The current members of the Valuation Committee include Messrs. Davanzo (chairperson) and Holt and Ms. Russell. Messrs. Formisano and Zock and Mses. Cannella, and. Luhn serve as alternate members of the Valuation Committee. If elected, Mr. Gubman will serve as an alternate member of the Valuation Committee.

Security and Other Interests

The following table sets forth the dollar range of equity securities beneficially owned by each Director in each Portfolio as of December 31, 2010, as well as the aggregate dollar range in all registered investment companies overseen by the Director within the family of investment companies.

Directors Who are Not “Interested Persons” of the Fund

Name of Director	Dollar Range of Equity Securities in the Large Company Growth Portfolio	Dollar Range of Equity Securities in the Large Company Value Portfolio	Dollar Range of Equity Securities in the Small Company Growth Portfolio	Dollar Range of Equity Securities in the Small Company Value Portfolio	Dollar Range of Equity Securities in the 5000 Index Fund	Dollar Range of Equity Securities in the 130/30 Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies*
Margaret M. Cannella	None	None	None	None	None	None	None
Roger A. Formisano	None	None	None	None	None	None	None
Edward Gubman	None	None	None	$10,001 – 50,000	None	None	$10,001 – 50,000
Richard A. Holt	None	None	None	None	None	over $100,000	over $100,000
Suanne K. Luhn	None	None	None	None	None	$10,001 – 50,000	$10,001 – 50,000
Harriet A. Russell	None	None	None	None	None	None	None
George J. Zock	None	None	None	None	None	$10,001 – 50,000	$10,001 – 50,000

Directors Who are “Interested Persons” of the Fund

Name of Director	Dollar Range of Equity Securities in the Large Company Growth Portfolio	Dollar Range of Equity Securities in the Large Company Value Portfolio	Dollar Range of Equity Securities in the Small Company Growth Portfolio	Dollar Range of Equity Securities in the Small Company Value Portfolio	Dollar Range of Equity Securities in the 5000 Index Fund	Dollar Range of Equity Securities in the 130/30 Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies *
Lawrence E. Davanzo	None	None	None	None	None	None	None

* “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

As of March 1, 2011, the Directors and officers of the Fund did not hold in the aggregate, directly and beneficially, more than 1% of the outstanding shares of any class of any Portfolio.

Director Compensation

The Fund and the Trust together pay each Independent Director an annual retainer of $14,000, an annual additional Board chair retainer of $12,000, a Board in-person meeting fee of $1,500, a Board telephonic meeting fee of $1,000, an annual Committee member retainer of $4,000, an annual Committee chairperson retainer of $8,000 in lieu of the Committee member retainer of $4,000, and a Committee telephonic meeting fee of $500.

The table below sets forth the compensation paid to the Independent Directors of the Fund for the 12 months ended December 31, 2010. The Fund does not compensate the “interested” Director or any of the officers. In addition, no remuneration was paid during the fiscal year ended December 31, 2010 to Ms. Cannella who joined the Board of the Fund and the Trust on January 1, 2011, or to Mr. Gubman, the one nominee who is not a Current Director and who was not a member of the Trust’s Board during the fiscal year ended December 31, 2010.

Director	Aggregate Compensation From the Fund	Pension Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Fund Complex*

Roger A. Formisano	$ 13,720	N/A	N/A	$ 28,000
Richard A. Holt	$ 13,720	N/A	N/A	$ 28,000
Suanne K. Luhn	$ 11,760	N/A	N/A	$ 24,000
Harriet A. Russell	$ 13,720	N/A	N/A	$ 28,000
George J. Zock	$ 19,600	N/A	N/A	$ 40,000

* This is the total amount compensated to the Director for his or her service on the Board and the board of any other investment company in the Fund Complex. “Fund Complex” means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.

Officers of the Fund

Officers hold office until they resign or their successors have been elected and qualified. Information about the current officers, their ages and principal occupations during the past five years, is set forth below. The address of each current officer listed below is 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401.

Name and Age	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years
Aaron W. I. Eubanks, 48	Chief Compliance Officer	Since 2009	Chief Compliance Officer and Managing Director, Wilshire Associates Incorporated (since 2009); Chief Operating Officer and Chief Compliance Officer, Provident Investment Counsel (1992 to 2009)
Reena Lalji, 39	Secretary	Since 2009	Managing Director and General Counsel, Wilshire Associates Incorporated (since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)

Jamie B. Ohl, 45	President	Since 2010	President, Wilshire Funds Management since 2010; Senior Vice President and Director of the Retirement Plans Group, Hartford Life Insurance Co. (2006 to 2010)
Nathan R. Palmer, CFA, 35	Vice President	Since 2011	Vice President, Wilshire Funds Management since 2011; Senior Investment Management Associate, Convergent Wealth Advisors (2009-2010); Director of Public Markets, Investment Office, California Institute of Technology (2008-2009); Treasury Manager, Retirement Investements, Intel Corp. (2004-2008)
James E. St. Aubin, 33	Vice President	Since 2009	Senior Portfolio Manager in Wilshire’s Funds Management Group. Senior Consultant at Ibbotson Associates – a division of Morningstar Inc. (2004 to 2008)
Helen Thompson, 43	Vice President	Since 2008
Managing Director, Wilshire Associates Incorporated, since 2003; Associate Director, First Quadrant, L.P.( 2001 to 2003); Chief Investment Accountant, Financial Controller, Company Secretary, Associate Director, Compliance Officer, First Quadrant Limited (1996 to 2003)

Michael Wauters, 45	Treasurer	Since 2009	Controller, Wilshire Associates Incorporated (since 2009); Assistant Vice President-Financial Operations, Pacific Life Insurance Company (2000 to 2009)
Victor Zhang, 38	Vice President	Since 2009
Head of Portfolio Management, Member of Wilshire Funds Management Investment Committee, Wilshire Associates Incorporated since 2006; Director of Investments, Harris myCFO Investment Advisory Services, LLC (2001 to 2006)

The Board of Directors recommends that you vote FOR the election of each Nominee.

ADDITIONAL INFORMATION

Cost and Solicitation of Proxies

The cost of preparing, printing and mailing this Proxy Statement and the accompanying proxy card and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, telegraph or in person will be paid by the Fund. In addition to solicitation by mail, certain officers and representatives of the Fund, officers, employees or agents of the Adviser, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, telegraph or in person.

Proposals of Stockholders

As a Maryland corporation, the Fund is not required to hold annual stockholder meetings. Since the Fund does not hold regular meetings of stockholders, the anticipated date of the next meeting of stockholders cannot be provided. Stockholder proposals for inclusion in a proxy statement for any subsequent meeting of the Fund stockholders must be received by the Fund a reasonable period of time prior to any such meeting.

Attendance at Stockholder Meetings.

To facilitate stockholder communications with the Board, absent unusual circumstances, at least one Board member will attend each stockholder meeting.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented at the Meeting other than the matter set forth in this Proxy Statement. Should any other matters requiring a vote of stockholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

Voting, Quorum

Each share of each Portfolio is entitled to one vote on each matter submitted to a vote of the stockholders at the Meeting. Each valid proxy card will be voted in accordance with the instructions on the proxy card and as the persons named in the proxy card determine on such other business as may come before the Meeting. If no designation is given, the shares will be voted FOR the election of the persons who have been nominated as a Director. The Proposal for the election of Directors requires a plurality vote of the shares of the Fund. Stockholders who give proxies may revoke them at any time before they are voted by executing and submitting a revised proxy card, by writing to the Fund, or by revoking the proxy in person at the Meeting.

The Fund’s By-Laws provide that the presence at the Meeting, in person or by proxy, of the holders of one-third (33⅓ ) of the shares of the Fund entitled to vote constitutes a quorum. In the absence of a quorum, the affirmative vote of the holders of more than 50% of the shares present, in person or by proxy, will be sufficient for adjournment.

For purposes of a quorum, abstentions will be treated as shares that are present but which have not been voted. For purposes of the election, abstentions will not be counted in favor of, but will have no other effect on, the vote.

Stockholder Communications

The Fund’s Board of Directors provides a process for stockholders to communicate with the Board of Directors as a whole and/or each of the Directors individually. Stockholders should forward such correspondence by U.S. mail or other courier service to the Secretary of the Fund. Correspondence addressed to the Board will be forwarded to each Director, and correspondence addressed to a particular Director will be forwarded to that Director.

Householding

If possible, depending on stockholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to stockholders at the same address. However, each stockholder will receive separate Proxy Cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-888-200-6796. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-888-200-6796 or write to the Fund c/o DST Systems, Inc., at 430 W. 7th Street, Kansas City, MO 64105.

Investment Adviser

Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401-1085, serves as the investment adviser of the Fund.

Distributor

SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, PA 19456, serves as the Fund’s distributor.

Administrator

SEI Investments Global Funds Services, 1 Freedom Valley Drive, Oaks. PA  19456, serves as the Fund’s administrator.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PWC”) serves as the Fund’s independent registered public accounting firm. PWC performs an annual audit of the financial statements of the Fund and provides other accounting and tax services to the Fund. Representatives of PWC are expected to be present at the Meeting to respond to appropriate stockholder questions and will have the opportunity to make a statement if desired.

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by PWC for the audit of the Fund’s annual financial statements, or services that are normally provided by PWC in connection with the statutory and regulatory filings or engagements for those fiscal years were $157,738 for 2009 and $168,700 for 2010.

Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by PWC that were reasonably related to the performance of the annual audit of the Fund’s financial statements and were not reported under “Audit Fees” above were $0 for 2009 and $0 for 2010.

Tax Fees. The aggregate fees billed to the Fund in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice, tax planning and tax training were $25,413 for 2009 and $22,325 for 2010.

All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products or services provided by PWC to the Fund, other than the services reported above were $0 for 2009 and $0 for 2010.

Audit Committee Pre-Approval Policies and Procedures.

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for pre-approving all auditing services and permissible non-audit services to be provided to the Fund by PWC, including the fees and other compensation to be paid to PWC to provide non-audit services to the Fund’s investment adviser or any affiliate of the Fund’s investment adviser, if the engagement relates directly to the operations and financial reporting of the Fund, provided that the amount of such services constitutes no more than 5% of the total amount of revenues paid to PWC by the Fund, the Adviser and any affiliate of the Adviser that provides ongoing services to the Fund that would have to be preapproved by the Committee pursuant to the Charter. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pre-approval for a permitted non-audit service is not required if: (1) the aggregate amount of all non-audit services is not more than 5% of the total revenues paid by the Fund to PWC in that fiscal year; (2) such services were not recognized by the Fund to be non-audit services and; (3) such non-audit services were brought to the attention of the Committee and approved prior to completion.

Non-Audit Fees.  For the fiscal years ended December 31, 2009 and December 31, 2010, the Adviser and its affiliates paid $1,104,331 and $767,340, respectively, in non-audit fees rendered by PWC to the Adviser (and any other controlling entity).

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PWC’s independence.

Outstanding Shares

The table below lists the number of shares of each Portfolio of the Fund that were outstanding at the close of business on the Record Date. Stockholders of the Fund are entitled to one vote for each full share held on the Record Date. All stockholders of the Fund will vote together.

Name of Portfolio	Total Number of Shares Outstanding

Large Company Growth Portfolio	5,865,225.176

Large Company Value Portfolio	2,410,174.705

Small Company Growth Portfolio	465,797.999

Small Company Value Portfolio	640,098.580

Wilshire 5000 IndexSM Fund	14,565,004.943

Wilshire Large Cap Core 130/30 Fund	23,683,290.223

Control Persons and Principal Holders of Portfolio Shares

Listed below are the names and addresses of those stockholders who owned of record or beneficially 5% or more of the outstanding shares of each class of a Portfolio as of March 1, 2011. Stockholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control a Portfolio and determine the outcome of a stockholder meeting. A stockholder who owns, directly or indirectly, 25% or more of a Portfolio’s voting securities may be deemed to be a “control person,” as defined by the 1940 Act.

Name	Name of Portfolio	Class	% Owned	Type of Ownership
Charles Schwab & Co. Attn: Mutual Funds Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151	Large Company Growth Portfolio	Investment	58.95%	Record
Horace Mann Life Insurance Company Company Separate Account Attn: Kris Cervallone 1 Horace Mann Plaza Springfield, IL 62715	Large Company Growth Portfolio	Investment	18.37%	Record
Prudential Investment Management Service FBO Mutual Fund Clients Attn: Pruchoice Unit Mail 05-11-20 100 Mulberry Street 3 Gateway Center, Floor 11 Newark, NJ 07102-4000	Large Company Growth Portfolio	Institutional	53.17%	Record
Horace Mann Life Insurance Company Company Separate Account Attn: Kris Cervellone 1 Horace Mann Plaza Springfield, IL 62715-0002	Large Company Growth Portfolio	Institutional	26.09%	Record
Charles Schwab & Co. Attn: Mutual Funds Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151	Large Company Growth Portfolio	Institutional	12.06%	Record
Horace Mann Life Insurance Company Company Separate Account Attn: Kris Cervellone 1 Horace Mann Plaza Springfield, IL 62715-0002	Large Company Value Portfolio	Investment	89.19%	Record
TD Ameritrade Inc. FEBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Large Company Value Portfolio	Institutional	11.93%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Large Company Value Portfolio	Institutional	8.81%	Record
First Clearing LLC A/C 4576-6618 2801 Market Street Saint Louis, MO 63103-2523	Large Company Value Portfolio	Institutional	6.19%	Record

Name	Name of Portfolio	Class	% Owned	Type of Ownership
First Clearing LLC A/C 2026-9938 2801 Market Street Saint Louis, MO 63103-2523	Large Company Value Portfolio	Institutional	5.43%	Record
Horace Mann Life Insurance Company Company Separate Account Attn: Kris Cervellone 1 Horace Mann Plaza Springfield, IL 62715-0002	Small Company Growth Portfolio	Investment	44.62%	Record
Charles Schwab & Co. Attn: Mutual Funds Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151	Small Company Growth Portfolio	Investment	21.15%	Record
LPL Financial Services A/C 3335-9253 9785 Towne Center Drive San Diego, CA 92121-1968	Small Company Growth Portfolio	Institutional	9.73%	Record
LPL Financial Services A/C 7070-6299 9785 Towne Center Drive San Diego, CA 92121-1968	Small Company Growth Portfolio	Institutional	9.25%	Record
RBC Capital Markets Corp. FBO Charlene Tamm Barnes Individual Retirement Account 10 Wiltshire DR Boonton Twp,. NJ 07005-8914	Small Company Growth Portfolio	Institutional	9.25%	Record
LPL Financial Services A/C 6171-4614 9785 Towne Center Drive San Diego, CA 92121-1968	Small Company Growth Portfolio	Institutional	7.40%	Record
LPL Financial Services A/C 4815-0352 9785 Towne Center Drive San Diego, CA 92121-1968	Small Company Growth Portfolio	Institutional	7.15%	Record
LPL Financial Services A/C 4495-7934 9785 Towne Center Drive San Diego, CA 92121-1968	Small Company Growth Portfolio	Institutional	6.56%	Record
LPL Financial Services A/C 4504-5407 9785 Towne Center Drive San Diego, CA 92121-1968	Small Company Growth Portfolio	Institutional	6.51%	Record
LPL Financial Services A/C 7281-7848 9785 Towne Center Drive San Diego, CA 92121-1968	Small Company Growth Portfolio	Institutional	6.43%	Record

Name	Name of Portfolio	Class	% Owned	Type of Ownership
Horace Mann Life Insurance Company Company Separate Account Attn: Kris Cervellone 1 Horace Mann Plaza Springfield, IL 62715	Small Company Value Portfolio	Investment	46.33%	Record
Charles Schwab & Co. Mutual Funds Dept. Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4151	Small Company Value Portfolio	Investment	20.85%	Record
Huntington National Bank Ftj Non-qualified Reg code 890 7 Easton Oval Columbus OH 43219-6010	Small Company Value Portfolio	Investment	5.24%	Record
TD Ameritrade Inc. FEBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Small Company Value Portfolio	Institutional	36.70%	Record
LPL Financial Services A/C 4128-8876 9785 Towne Center Drive San Diego, CA 92121-1968	Small Company Value Portfolio	Institutional	13.49%	Record
LPL Financial Services A/C 6539-3902 9785 Towne Center Drive San Diego, CA 92121-1968	Small Company Value Portfolio	Institutional	11.52%	Record
RBC Capital Markets Corp FBO Charlene Tamm Barnes Individual Retirement Account 10 Wiltshire Dr Boonton Twp., NJ 07005-8914	Small Company Value Portfolio	Institutional	8.76%	Record
NFS LLC FBO FMT Co Cust IRA Rollover FBO Kalpana M. Sheth 6 Longview DR Holmdel, NJ 07733-1642	Small Company Value Portfolio	Institutional	6.86%	Record
LPL Financial Services A/C 4600-3664 9785 Towne Center Drive San Diego, CA 92121-1968	Small Company Value Portfolio	Institutional	6.34%	Record
Charles Schwab & Co. Attn: Mutual Funds Reinvest Account 101 Montgomery St. San Francisco, CA 94104-4122	Wilshire 5000 IndexSM Fund	Investment	37.26%	Record

Name	Name of Portfolio	Class	% Owned	Type of Ownership
Horace Mann Life Insurance Company Company Separate Account Attn: Kris Cervellone 1 Horace Mann Plaza Springfield, IL 62715	Wilshire 5000 IndexSM Fund	Investment	17.18%	Record
TD Ameritrade Inc. FEBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Wilshire 5000 IndexSM Fund	Investment	6.72%	Record
Genworth Financial Trust Co. FBO Genworth Financial Wealth Management 3200 N. Central Ave, Suite 700 Phoenix, AZ 85012-2468	Wilshire 5000 IndexSM Fund	Institutional	59.54%	Record
Horace Mann Life Insurance Company Company Separate Account Attn: Kris Cervellone 1 Horace Mann Plaza Springfield, IL 62715	Wilshire 5000 IndexSM Fund	Institutional	36.02%	Record
Harry H. Bearse 42747 Mathew Dr. Sterling Heights, MI 48313-2656	Wilshire 5000 IndexSM Fund	Horace Mann	8.38%	Beneficial
Peter G. Yelick 13755 Halleck Dr. Sterling Heights, MI 48313-4235	Wilshire 5000 IndexSM Fund	Horace Mann	8.33%	Beneficial
Nationwide Life Insurance Co. Prov Pen C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	Wilshire 5000 IndexSM Fund	Qualified	99.98%	Record
Wilshire Variable Insurance Trust –Equity Fund C/O SEI 1 Freedom Valley Dr. Oaks, PA 19456-9989	Wilshire Large Cap Core 130/30 Fund	Institutional	90.69%	Beneficial
Wilshire Variable Insurance Trust Balanced Fund C/O SEI 1 Freedom Valley Drive Oaks, PA 19456-9989	Wilshire Large Cap Core 130/30 Fund	Investment	99.67%	Beneficial
NFS LLC FEBO Huntington National Bank FTJ Non-Qualified Reg Code 890 7 Easton Oval Columbus, OH 43219-6010	Wilshire Large Cap Core 130/30 Fund	Institutional	5.62%	Record

The Board of Directors recommends that you vote FOR the election of each of the nominees.

Please vote through the Internet or by telephone using the control number that appears on your proxy card(s) or complete, sign and return the enclosed proxy card promptly. No postage is required if the proxy card is mailed in the United States.

By Order of the Board of Directors

Reena S. Lalji
Secretary

EXHIBIT A

WILSHIRE MUTUAL FUNDS, INC.

WILSHIRE VARIABLE INSURANCE TRUST

AUDIT COMMITTEE CHARTER

I.	PURPOSE

This Charter governs the operations of the Audit Committee.  The Audit Committee is a committee of the Board of the Fund.  Its primary function is to assist the Board in fulfilling certain of its oversight responsibilities to Fund shareholders.  It is also intended to serve as the Fund’s “qualified legal compliance committee” (“QLCC”).

The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting, internal control systems, as well as the work of the Fund’s registered independent public accounting firm (the “independent auditors”).  The Audit Committee also serves to maintain free and open communication among the independent auditors, Fund management, and the Board.

(a)	Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, and internal controls.

(b)	The independent auditors have the primary responsibility to plan and implement a proper audit, with consideration given to internal controls, accounting and reporting practices.

The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.	COMPOSITION

The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.  For purposes of the Audit Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940 and he or she does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert” as defined in Form N-CSR.  The Audit Committee will submit such determination to the Board for its final determination.

Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Fund.

The members of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.  Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote.

III.	MEETINGS

The Audit Committee shall meet twice annually, or more frequently as circumstances dictate.  Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.  As part of its job to foster open communication, the Audit Committee shall meet at least annually with senior Fund management responsible for accounting and financial reporting and for the internal control function, and with the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

The Audit Committee shall maintain minutes of committee meetings; report its significant activities to the Board, and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties as the Audit Committee, the Audit Committee shall:

A.	Charter

1.         Review this Charter at least annually, and recommend changes, if any, to the Board.

B.	Internal Controls

1.         Review annually with Fund management and the independent auditors:

(i)	the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting;

(ii)
their separate evaluation of the adequacy of the Fund’s system of internal controls, including the timely reporting of any significant deficiencies or material weaknesses in the design or operation of the Fund’s “internal control over financial reporting”;

(iii)	their assessment of the Fund’s accounting service agent, custodian and transfer agent and their assessment of the SAS 70 report for each entity; and

(iv)	any significant findings related to the Fund’s systems for accounting, reporting and internal controls, in the form of written observations and recommendations, and Fund management’s written response.

2.         Review annually with Fund management and the independent auditors, policies for valuation of Fund portfolio securities and the frequency and magnitude of pricing errors.

3.         Inquire of Fund management and the independent auditors about significant risks or exposures and assess the steps taken by Fund management to minimize such risks to the Fund.

4.         Review annually with Fund management their oversight process of the Fund’s accounting service agent, custodian and transfer agent.

C.	Independent Auditors

1.         Approve, and recommend to the Board, the selection, retention or termination of the independent auditors, considering independence, performance, effectiveness and any other factors the Audit Committee considers relevant, and approve the fees and other compensation to be paid to the independent auditors.  The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors and the independent auditors shall report directly to the Audit Committee.

2.         Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.1

1 Pre-approval of non-audit services for the Fund is not required, if:  (a) the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

(a)
The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

3.         Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any entity controlling, controlled by, or under common control with the Adviser (“control affiliate”) providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.2

(a)
The Chairman of the Audit Committee may grant the pre-approval referenced above for non-prohibited services for engagements of less than $5,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

4.         On an annual basis, request, receive in writing and review the independent auditors’ specific representations as to their independence, including identification of all significant relationships the independent auditors have with the Fund, the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Fund (including, but not limited to, disclosures regarding the independent auditors’ independence required by Public Company Accounting Oversight Board Rule 3526 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X), and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

5.         On an annual basis, meet with the independent auditors and Fund management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

6.         Review the management letter, if any, prepared by the independent auditors and Fund management’s response.

D.	Financial Reporting Processes

1.         Review with Fund management and the independent auditors the Fund’s audited financial statements.

2 Pre-approval of non-audit services for the Adviser (or any control affiliate of the Adviser providing ongoing services to the Fund) is not required, if:  (a) the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any control affiliate of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

2.         Review with Fund management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standard No. 114 (The Auditor’s Communications with Those Charged with Governance), including:

(a)	the independent auditors’ responsibilities under generally accepted auditing standards;

(b)	an overview of the planned scope and timing of the audit;

(c)	the independent auditors’ views about qualitative aspects of the Fund’s significant accounting principles, including accounting policies, accounting estimates and financial statement disclosures;

(d)	any significant difficulties encountered in dealing with Fund management that relate to the performance of the audit;

(e)	any uncorrected misstatements, other than those the independent auditors believe are trivial;

(f)	any disagreements with Fund management about matters that individually or in the aggregate could be significant to the Fund’s financial statements or the independent auditors’ report;

(g)	any other findings or issues arising from the audit that are, in the independent auditors’ judgment, significant and relevant;

(h)	any material, corrected misstatements that were brought to the attention of management as a result of audit procedures;

(i)	representations the independent auditors are requesting from management;

(j)
when the independent auditors are aware that Fund management has consulted with other accountants about accounting and auditing matters, the independent auditors’ views about significant matters that were the subject of the consultation; and

(k)	any significant issues arising from the audit that were discussed, or the subject of correspondence, with the Fund management.

Confirm receipt from the independent auditors of all communications required by current professional standards.

3.         The independent auditors shall report annually, and if the communication is not within 90 days prior to the filing of the Fund’s annual financial statements with the SEC, provide an update, in the 90 day period prior to filing, of any changes to the previously reported information, to the Audit Committee:

(i)	all critical accounting policies and practices to be used;

(ii)
all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

(iii)	other material written communications between the independent auditors and Fund management including, but not limited to, any management letter or schedule of unadjusted differences; and

(iv)	all non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

4.         Review with the independent auditors any fraud or illegal acts involving Fund management and fraud that causes a material misstatement of the financial statements, coming to the independent auditors’ attention during the course of the audit.

5.         Review annually with Fund management and the independent auditors, the Fund’s “disclosure controls and procedures” as defined in Rule 30a-3(c) under the Investment Company Act of 1940.

6.         Review annually with Fund management and the independent auditors the Fund’s “internal control over financial reporting” as defined in Rule 30a-3(d) under the Investment Company Act of 1940.

7.         Review with Fund management a report by Fund management covering any Form N-CSR filed, and each filing of a certification under the Sarbanes-Oxley Act of 2002, along with the results of Fund management’s most recent evaluation of the Fund’s “disclosure controls and procedures” and “internal control over financial reporting.”

8.         Ask Fund management, the Fund’s accounting service agent and the independent auditors to review significant changes to elected tax accounting policies (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes and review any material accounting, tax, valuation or recordkeeping issues that may affect the Fund, its financial statements or the amount of its dividends or distributions (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

E.	Process Improvements

Review with the independent auditors and Fund management significant changes or improvements in accounting and auditing processes that have been implemented.

V.	QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Audit Committee shall serve as the Fund’s QLCC within the meaning of the rules of the Securities and Exchange Commission codified in Part 205 in Title 17 of the Code of Federal Regulations.  To fulfill its responsibilities and duties as the QLCC, the Audit Committee shall:

A.	Receipt, Retention and Consideration of Reports

1.         Adopt written procedures for the confidential receipt, retention and consideration of any reports of evidence of a material violation of any federal or state securities laws, a material breach of a fiduciary duty arising under any federal or state laws or a similar material violation of any federal or state law by the Fund or any of its officers, board members, employees or agents (a “Report of Material Violation”).

2.         Consider, on a confidential basis, the appropriate treatment of a Report of Material Violation.

B.	Investigation of Reports of Material Violation

1.         Upon receipt of a Report of Material Violation, the Audit Committee shall:

(i)	Inform the Fund’s President of the report, unless the Audit Committee determines such notification would be futile;

(ii)	Determine whether an investigation is necessary.

2.         If after considering the Report of a Material Violation, the Audit Committee determines an investigation is necessary or appropriate, it shall:

(i)	Notify the full Board of the Fund;

(ii)	Initiate an investigation, which may be conducted by the Audit Committee, by counsel, by the Fund’s Chief Compliance Officer or by another party authorized by the Audit Committee; and

(iii)	Retain such additional experts or personnel as the Audit Committee deems necessary.

C.	Making Recommendations for Adoption of Appropriate Response

At the conclusion of any such investigation, the Audit Committee shall:

1.         Recommend that the Fund implement an appropriate response to evidence of a material violation, which may include:

(i)	A finding that no material violation has occurred, is ongoing or is about to occur;

(ii)
The adoption of appropriate remedial measures, including appropriate steps or sanctions to stop any material violations that are ongoing, to prevent any material violation that has yet to occur and to remedy or otherwise appropriately address any material violation that has already occurred and to minimize the likelihood of its recurrence; or

(iii)
A report, after the retention or direction of counsel to review the reported evidence of a material violation that either (i) the Fund has substantially implemented any remedial recommendations made by such counsel after a reasonable investigation and evaluation of the reported evidence or (ii) the Fund may, consistent with a conclusion not in conflict with such counsel’s professional obligations, assert a colorable defense on behalf of the Fund, its officers, directors, employees or agents, in an investigation or judicial or administrative proceeding relating to the reported evidence of a material violation.

2.         Inform the President and the Board of the Fund of the results of any such investigation and the appropriate remedial measures to be adopted.

D.	Authority to Notify the SEC

The Audit Committee shall take all other action that it deems appropriate, including notifying the Securities and Exchange Commission, in the event that the Fund fails in any material respect to implement an appropriate response that the Audit Committee, as the QLCC, has recommended the Fund take.

E.	Reporting to the Board of the Fund

The Audit Committee shall report periodically to the Board.  This report will include a review of the Reports of Material Violation received, the investigation conducted, conclusions reached and responses recommended by the Audit Committee acting as the QLCC and other matters that the Audit Committee acting as the QLCC deems appropriate or, as requested by the Board of the Fund.

F.	Procedures

The Audit Committee acting as the QLCC may act only by majority vote.

VI.	OTHER POWERS

A.
To carry out its responsibilities, the Audit Committee shall have direct access to Fund personnel responsible for the Fund’s accounting and financial reporting and for the Fund’s internal control systems.

B.	The Audit Committee may investigate any other matter brought to its attention within the scope of its duties, with full access to all books and records of the Fund and the power to retain special legal, accounting or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

C.
The Audit Committee may perform any other activities consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, By-Laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Adopted by Wilshire Mutual Funds, Inc.:  December 15, 2005, as amended on November 30, 2007, February 22, 2008 and February 26, 2010

Adopted by Wilshire Variable Insurance Trust:  October 23, 2002, as amended on August 7, 2003, October 4, 2004, February 25, 2005, February 24, 2006, November 30, 2007, February 22, 2008 and February 26, 2010

Exhibit B

WILSHIRE VARIABLE INSURANCE TRUST
WILSHIRE MUTUAL FUNDS, INC.

NOMINATING COMMITTEE CHARTER

VII.	PURPOSE

The Nominating Committee is a committee of the Board of the Fund.  Its primary function is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines and Procedures.

VIII.	COMPOSITION

The Nominating Committee shall be comprised of two or more board members as determined by the Board, each of whom shall be an independent board member and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Nominating Committee.  For purposes of the Nominating Committee, a board member is independent if he or she is not an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940.

The members of the Nominating Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.  Unless a Chair is elected by the Board, the members of the Nominating Committee may designate a Chair by majority vote.

IX.	MEETINGS

The Nominating Committee shall meet annually, or more frequently as circumstances dictate.  Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating Committee upon reasonable notice to the other members of the Nominating Committee.

X.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating Committee shall:

A.	Board Nominations and Functions

1.
Identify and recommend individuals to serve as board members of the Fund.  The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board.  In addition, the following factors are taken into consideration:

(a)	The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.

(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders.

(c)	Candidates should commit to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.

(d)	Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

2.
Evaluate candidates for nomination to serve as board members.  Candidates may be recommended by shareholders, by other board members or by the Fund’s investment adviser.  If the Board is seeking a candidate to fill a specific need, the Committee shall seek to determine whether the candidate possess the skills and background to fulfill such need.  Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund’s Secretary for the attention of the Chair of the Nominating Committee.

3.	Review the Board Governance Guidelines and Procedures, as appropriate, and recommend changes, if any, to the Board.

4.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5.	Periodically review Independent Board Member compensation and recommend any appropriate changes to the Board.

B.	Committee Nominations and Functions

1.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

2.
Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.	Other Powers and Responsibilities

1.	Review board members and officers and errors and omissions insurance coverage for adequacy.

2.
Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.

3.
Perform any other activities consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, By-Laws and governing law, as the Nominating Committee or the Board deems necessary or appropriate.

4.	Report its significant activities to the Board.

Adopted by Wilshire Variable Insurance Trust:  July 29, 2004, as amended February 24, 2006, June 1, 2007 and December 4, 2009

Adopted by Wilshire Mutual Funds, Inc.:  February 24, 2006, as amended June 1, 2007 and December 4, 2009

FORM OF PROXY CARD FOR

WILSHIRE MUTUAL FUNDS, INC.

ANNUAL MEETING OF SHAREHOLDERS

April 27, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
WILSHIRE MUTUAL FUNDS, INC.

The undersigned stockholder(s) of the Wilshire Mutual Funds, Inc. (the “Fund”), on behalf of each of its series (collectively, the “Portfolios”) hereby appoint(s) Jamie B. Ohl and Michael Wauters (each with full power of substitution) as proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders (the “Meeting”) of the Fund to be held on April 27, 2011, 9:00 a.m. Pacific Standard Time, at 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401, and any adjournment(s) thereof, to vote all of the shares of the Fund that the undersigned would be entitled to vote if personally present at the Meeting and on any other matters brought before the Meeting, all as set forth in the Notice of Annual Meeting of Stockholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

QUESTIONS ABOUT THIS PROXY?  Should you have any questions about the proxy materials or regarding how to vote your shares, please contact Investor Services line toll-free at 1-888-200-6796.  Representatives are available Monday through Friday 9:00 a.m. to 5:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for Wilshire Mutual Funds, Inc. Annual Meeting of Stockholders to Be Held on April 27, 2011:

The proxy statement for this meeting is available at: www.wilfunds.com

PLEASE FOLD HERE AND RETURN THE ENTIRE CARD  -  DO NOT DETACH

Wilshire Mutual Funds, Inc.
Proxy for Annual Meeting of Stockholders - April 27, 2011

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.

PHONE:	To vote your proxy by phone, call toll-free 1-800-690-6903 and enter the control number found on the reverse side of this proxy card.

INTERNET:	To vote via the Internet, go to www.proxyvote.com and enter the control number found on the reverse side of this proxy card.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

NOTE:  Please sign exactly as your name appears on the records of Wilshire Mutual Funds, Inc. and date this proxy card.  If joint owners, each holder should sign this proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Stockholder sign here.	Date

Joint owner sign here	Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY STOCKHOLDER’S VOTE IS IMPORTANT.

Wilshire Mutual Funds, Inc.	CONTROL NUMBER

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this proxy is executed but no instruction is given for the proposal, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any adjournment(s) thereof.

WE NEED YOUR VOTE BEFORE April 27, 2011.  Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting.  You can do this using any of the methods found on the reverse side of this proxy ballot.  Your prompt voting by proxy will help assure a quorum at the Meeting. Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

Please remember to sign and date the reverse side before mailing your vote.

This proxy is solicited by the Board of Directors of Wilshire Mutual Funds, Inc., which unanimously recommends that you vote FOR the Proposal.  Please vote by checking the appropriate box.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ☒

	FOR ALL NOMINEES	WITHOLD ALL NOMINEES
To cast the SAME VOTING INSTRUCTIONS FOR ALL NOMINEES, please use one of the two boxes to the right.	□	□

To vote for nominees INDIVIDUALLY, please use the boxes below.
	FOR	WITHOLD
Proposal 1. To elect the following eight nominees to the Board of Directors:

1. Margaret M. Cannella	□	□
2. Lawrence E. Davanzo	□	□
3. Roger E. Formisano	□	□
4. Edward Gubman	□	□
5. Richard A. Holt	□	□
6. Suanne K. Luhn	□	□
7. Harriet A. Russell	□	□
8. George J. Zock	□	□